UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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ASSURANCEAMERICA CORPORATION

(Name of Registrant as Specified in its Charter)

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ASSURANCEAMERICA CORPORATION

RiverEdge One

Suite 600

5500 Interstate North Parkway

Atlanta, Georgia 30328

NOTICE OF ANNUAL SHAREHOLDERS’ MEETING

TO BE HELD APRIL 21, 2010

Notice is hereby given that the 2010 Annual Shareholders’ Meeting (the “Annual Meeting”) of AssuranceAmerica Corporation, a Nevada corporation, will be held at our main offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, on Wednesday, April 21, 2010, at 11:15 a.m., local time, for the following purposes:

1. Election of Directors.    To elect seven directors nominated by the Board of Directors to serve until the 2011 Annual Shareholders’ Meeting and until their successors are duly elected and qualified; and

2. Adoption of the Company’s 2010 Incentive Plan.    To adopt the Company’s 2010 Incentive Plan.; and

3. Other Business.    The transaction of such other business as may properly come before the Annual Meeting, including adjourning the Annual Meeting to permit, if necessary, further solicitation of proxies.

Only shareholders of record at the close of business on March 22, 2010, are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Your vote is very important, regardless of the number of shares you own. You are encouraged to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend. All shareholders of record can vote by using the proxy card. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

By Order Of the Board of Directors.

/s/ Guy W. Millner	/s/ Joe Skruck
Guy W. Millner	Joe Skruck
Chairman and Chief Executive Officer	President

March 29, 2010

Atlanta, Georgia

ASSURANCEAMERICA CORPORATION

PROXY STATEMENT FOR 2010

ANNUAL SHAREHOLDERS’ MEETING

ASSURANCEAMERICA CORPORATION

PROXY STATEMENT FOR 2010 ANNUAL SHAREHOLDERS’ MEETING

This Proxy Statement is being furnished to you in connection with the solicitation by and on behalf of our Board of Directors of proxies for use at the 2010 Annual Shareholders’ Meeting (the “Annual Meeting”) at which you will be asked to vote upon:

•	the election of seven Directors to serve until the 2011 Annual Shareholders’ Meeting and until their successors are duly elected and qualified (see Proposal 1);

•	the adoption of our 2010 Incentive Plan (see Proposal 2); and

•	such other business as may come properly come before the Annual Meeting, including adjourning the meeting to permit, if necessary, further solicitations of proxies.

The Annual Meeting will be held at 11:15 a.m., local time, on Wednesday, April 21, 2010, at our main offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328. This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about March 29, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held April 21, 2010.

The Proxy Statement and the 2009 Annual Report on Form 10-K are available through our website at www.assuranceamerica.com, in the Investor Relations Section, at http://materials.proxyvote.com/04621M.

VOTING INFORMATION

Proxy Card and Revocation

You are requested to promptly sign, date, and return the accompanying proxy card to us in the enclosed envelope. Any shareholder who has delivered a proxy may revoke it at any time before it is voted by electing to vote in person at the Annual Meeting, by giving notice of revocation in writing or by submitting to us a signed proxy bearing a later date, provided that we actually receive such notice or proxy prior to the taking of the shareholder vote at the Annual Meeting. Any notice of revocation should be sent to AssuranceAmerica Corporation, RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, Attention: Mark H. Hain, Secretary. The shares of our common stock represented by properly executed proxies received at or before the Annual Meeting and not subsequently revoked will be voted as directed in such proxies. If instructions are not given, shares represented by proxies received will be voted “FOR” the election of each of the seven nominees for Director and “FOR” the adoption of the 2010 Incentive Plan. As of the date of this Proxy Statement, we are unaware of any other matter to be presented at the Annual Meeting.

Who Can Vote; Voting Of Shares

Our Board of Directors has established the close of business on March 22, 2010, as the record date (the “Record Date”) for determining our shareholders entitled to notice of and to vote at the Annual Meeting. Only our shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting. A plurality of votes cast at the Annual Meeting will be required to elect seven Directors to serve until the 2011 Annual Shareholders Meeting and until their successors are duly elected and qualified. A plurality means that the nominees who receive the most votes for the available directorships will be elected as Directors. Accordingly, the withholding of authority by a shareholder will not be counted in computing a plurality and will have no effect on the results of the election of such nominees. The affirmative vote of a majority of our outstanding common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the adoption of our 2010 Incentive Plan and any other matter properly brought before the Annual Meeting.

Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In such cases, those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to those matters for which the broker cannot vote. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. Because Directors are elected by a plurality, abstentions and broker non-votes have no effect on the election of Directors. With respect to the approval of the adoption of our 2010 Incentive Plan and all other matters properly brought before the Annual Meeting, abstentions are counted as votes against a proposal and broker non-votes are not counted.

As of the Record Date, there were 65,492,357 shares of our common stock outstanding and entitled to vote at the Annual Meeting, with each share entitled to one vote.

The presence, in person or by proxy, of holders of 10% of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum of the shareholders in order to take action at the Annual Meeting. For these purposes, shares of our common stock that are present, or represented by proxy, at the Annual Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any matter.

How You Can Vote

You may vote your shares by marking the appropriate boxes on the enclosed proxy card. You must sign and return the proxy card promptly in the enclosed self-addressed envelope. Your vote is important. Even if you plan to attend the Annual Meeting in person, please return your marked proxy card promptly to ensure that your shares will be represented.

PROPOSAL 1 — ELECTION OF DIRECTORS

Number of Directors

Our Bylaws provide that our Board of Directors will consist of not less than one and no more than ten directors. The number of Directors has been set at seven by the Board. Our Board of Directors currently consists of six Directors.

Nominees

We have selected seven nominees that we propose for election to our Board of Directors. The nominees are John E. Cay III, Quill O. Healey, Guy W. Millner, Donald Ratajczak, Kaaren J. Street, William R. Reed, Jr., and Sam Zamarripa. Except for Mr. Reed, each of the nominees presently serves on our Board of Directors. It is intended that each proxy solicited on behalf of the Board of Directors will be voted only for the election of the designated nominees.

Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. In the event that any nominee withdraws or for any reason is not able to serve as a Director, the proxy will be voted for such other person as may be designated by the Board of Directors (or to reduce the number of persons to be elected by the number of persons unable to serve), but in no event will the proxy be voted for more than seven nominees.

Nominees for the Board of Directors

The following table sets forth certain information, as of March 22, 2010, of the members of our Board of Directors who have been nominated for reelection and Mr. Reed who is not currently on our Board of Directors.

Name	Age	Director Since	Position
Guy W. Millner	74	2003	Chairman of the Board and Chief Executive Officer
Donald Ratajczak	67	2000	Director
Quill O. Healey	70	2003	Director
John E. Cay III	65	2003	Director
Kaaren J. Street	63	2004	Director
William R. Reed, Jr.	63	N/A	Director Nominee
Sam Zamarripa	57	2004	Director

Biographies of Directors

Guy W. Millner has served as the Chairman of the Board since June 2003 and Chief Executive Officer since October 3, 2008. Mr. Millner served as Chairman of AA Holdings, LLC, the predecessor of the Company, from 1998 to 2003. From 1961 to 1999, Mr. Millner served as Chairman of Norrell Corporation, a leading provider of staffing and outsourcing solutions.

Dr. Donald Ratajczak has served on our Board of Directors since 2000. Dr. Ratajczak previously served as the Chairman of our Board of Directors and our Chief Executive Officer from May 2000 to June 2003. From May 2000 to November 2000, Dr. Ratajczak also served as our President. From July 1973 to June 2000, he served as a professor and Director of Economic Forecasting Center at the J. Mack Robinson College of Business Administration at Georgia State University. Dr. Ratajczak currently serves on the Board of Directors of the following organizations: Crown Crafts, Inc., a textile manufacturing company; Ruby Tuesday, Inc., a food service company; and Citizens Bancshares, a holding company for Citizens Trust Company. He is a consulting economist for Morgan, Keegan & Co., a broker/dealer company.

Quill O. Healey has served on our Board of Directors since June 2003 and is Managing Partner of Healey Investments, L.P. He retired as Chairman of Marsh, USA in 2001, after serving in that capacity since 1998. Mr. Healey has been in the insurance business since 1963 serving in various capacities with Frank B. Hall, Fred S. James, Sedgwick of North America, Sedgwick LTD., and Marsh, USA.

John E. Cay III has served on our Board of Directors since June 2003. Mr. Cay currently serves as Vice Chairman of Wells Fargo Insurance Services, the third largest insurance brokerage firm in the United States. He served as Chairman of Wachovia Insurance Services from May 2005 to January 2010 and served as Chairman and Chief Executive Officer of Palmer & Cay, Inc., a risk management and benefits consulting firm, from 1972 to May 2005.

Sam Zamarripa has served on our Board of Directors since August 2004. Mr. Zamarripa has been the President of Zamarripa Capital, Inc. since 2007 and was a managing partner of Heritage Capital Advisors, LLC, an investment banking services firm, from 2002 to 2007.

Kaaren J. Street has served on our Board of Directors since November 2004. She has been the President of “K” Street Associates, Inc., a business development and consulting firm since 2003. From August 2001 to

August 2003, Mrs. Street served as the Associate Deputy Administrator for Entrepreneurial Development for the U.S. Small Business Administration. Prior to 2001, Mrs. Street served as Vice-President of Enterprise Florida, Inc., a public-private partnership responsible for economic development and international trade in Florida.

William R. Reed Jr. serves as an Consultant of SunTrust Banks, Inc. since August 2009. Mr. Reed served as Head of Banking Units of SunTrust Banks Inc. from October 1, 2004 to December 2008. Mr. Reed served as Chief Executive Officer and President of National Commerce Financial Corporation, from May 2003 to October 2004 and also served as its Chief Operating Officer from July 2000 to May 2003 overseeing the management, operation and expansion of National Commerce’s banking operations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE FOR DIRECTOR.

Meetings and Committees of the Board

Our Board of Directors held five meetings during the year ended December 31, 2009. Each Director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the Committees, if any, on which such Director served. The Board of Directors has a standing Compensation Committee. The Compensation Committee is composed of Mr. Zamarripa, Chairman and John Cay. The Compensation Committee met three times in 2009. The Compensation Committee is responsible for overseeing the compensation and benefits of our management and employees as well as director compensation and acts in accordance with a charter adopted by the Board of Directors. The Compensation Committee reviews the compensation of the directors and executive officers annually. The Committee does not use outside compensation consultants. The Committee does consider any recommendations, evaluations, or comments of the Chief Executive Officer in evaluating other executive officer compensation, as well as information regarding the compensation paid to executive officers in the Atlanta, Georgia Metropolitan area, the Company’s financial results, individual specific achievements, and other information relevant to our executive officer’s performance and compensation. The Board of Directors has a standing Audit Committee. The Audit Committee is composed of Mr. Healey, Chairman, Mrs. Street, and Dr. Ratajczak. The Audit Committee met seven times in 2009. The Audit Committee acts pursuant to a charter adopted by the Board of Directors. Mr. Healey and Dr. Ratajczak are audit committee financial experts as defined by the Nasdaq and Securities and Exchange Commission (“SEC”) rules. Copies of the current charters for each of the Compensation Committee and Audit Committee as well as the Company’s Code of Ethics are available at our website, www.assuranceamerica.com, under “Governance” in the investor relations section of the website.

Because approximately 54% of our outstanding common stock is beneficially held by two individuals, our Board of Directors feels that it is appropriate not to have a standing Nominating Committee. Each of the members of our Board of Directors participates in the consideration of Director nominees. The Board has not established specific, minimum qualifications for a nominee to the Board of Directors. The Board considers the personal attributes of a candidate, including leadership, integrity, independence, interpersonal skills, contributing nature, and effectiveness. The candidates’ experience and business attributes are also considered and include financial acumen, general business experience, industry knowledge, diversity of viewpoint, special business experience, and expertise. Messrs. Healey, Cay, Ratajczak, Reed, Zamarripa, and Mrs. Kaaren J. Street are “independent directors,” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules, the standard we use to evaluate the independence of our directors, and Mr. Healey, Dr. Ratajczak, and Mrs. Kaaren Street are “independent” as defined in Nasdaq Rule 5605(a)(2) and Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934 regarding independence of audit committee members. Since October 3, 2008, Mr. Millner has served as our Chairman and Chief Executive Officer. As a result, Mr. Millner is not an “independent director.” Our Board of Directors does not have a charter relating to the nomination of Directors. Our directors are encouraged to attend each annual shareholders meeting but are not required to do so. Last year, each director attended our annual shareholders meeting.

Risk Oversight

The Board exercises oversight of the Company’s strategic, operational, and financial matters, as well as compliance and legal risks. The Board is responsible for assuring appropriate alignment of its leadership structure and oversight of management with the interests of shareholders and the communities in which the Company operates. Pursuant to the Company’s committee charters, the Board’s two standing committees oversee certain risks and the Audit Committee coordinates the risk oversight role exercised by various committees and management.

Board Leadership Structure

Our Board has no policy with respect to the separation of the offices of Chairman and Chief Executive Officer. We currently combine the role of Chairman and Chief Executive Officer. The Board will continue to evaluate this structure going forward in light of factors and considerations prevailing at the time to determine whether the Chief Executive Officer should also serve as Chairman.

Communicating with the Board

If you wish to communicate with our Board of Directors or any individual Director, you may send correspondence to: AssuranceAmerica Corporation, RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, Attention: Corporate Secretary. Our Corporate Secretary will submit your correspondence to the Board or the appropriate Director, as applicable.

Director Compensation

Our non-officer directors are granted an option to purchase 50,000 shares of our common stock (exercisable over ten years and having an exercise price equal to the fair market value of the Company’s common stock on the date of the grant) upon their initial election to the Board of Directors. For 2009 and 2010, each non-officer director may choose between (i) an amount in cash equal to $15,000, plus the number of shares equal to $15,000 divided by the share price on December 31 of the prior year, or (ii) the number of shares equal to $30,000 divided by the share price on December 31 of the prior year. We reimburse each non-officer director for travel expenses related to attendance at Board and committee meetings.

For the year ended December 31, 2009, Guy W. Millner was not compensated in his capacity as Director. Donald Ratajczak and John E. Cay III each accepted a grant of 100,000 shares of our common stock for their service for the year ended December 31, 2009 and Quill O. Healey, Sam Zamarripa, and Kaaren Street elected $15,000 and 50,000 shares of our common stock for their services for the year ended December 31, 2009.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards		Total ($)
		# of Shares	($)(1)

Donald Ratajczak	—	100,000	30,000	30,000

Quill O. Healey	15,000	50,000	15,000	30,000

John E. Cay III	—	100,000	30,000	30,000

Kaaren J. Street	15,000	50,000	15,000	30,000

Sam Zamarripa	15,000	50,000	15,000	30,000

(1)	Reflects the accounting expense the Company recognized in 2009 for the shares of unrestricted stock granted to the directors determined in accordance with Financial Accounting Standards Board ASC Topic 718 Stock Compensation (“ASC Topic 718”).

PROPOSAL 2 — ADOPTION OF THE COMPANY’S 2010 INCENTIVE PLAN

PROPOSAL

APPROVAL OF THE ASSURANCEAMERICA CORPORATION 2010 INCENTIVE PLAN

The Company’s Board of Directors adopted, subject to stockholder approval at the Company’s annual meeting, the AssuranceAmerica Corporation 2010 Incentive Plan (the “2010 Plan”). The 2010 Plan will become effective the date it is approved by the stockholders.

The Company currently maintains the the Company’s 2000 Incentive Plan, formerly the Brainworks Ventures, Inc., Stock Option Plan (the “Prior Plan”). As of March 16, 2010, there were 7,789,721 shares of the Company’s common stock subject to outstanding awards under the Prior Plan. As of such date, there were 102,629 shares of the Company’s common stock reserved and available for future awards under the Prior Plan. If the stockholders approve the 2010 Plan, all future equity awards will be made from the 2010 Plan, and the Company will not grant any additional awards under the Prior Plan. Options for 285,000 shares have been awarded for issuance under the 2010 Plan if it is approved by the Shareholders. The Prior Plan will expire in June 2010 .

A summary of the 2010 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2010 Plan, which is attached to this proxy statement as Appendix 1.

Summary of the 2010 Plan

Purpose.    The purpose of the 2010 Plan is to promote the Company’s success by linking the personal interests of the Company’s employees, officers and directors to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance. The 2010 Plan is also intended to enhance the Company’s ability to motivate, attract, and retain the services of employees, officers, directors, independent contractors, and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

Administration.    The 2010 Plan will be administered by the Compensation Committee (the “Committee”) of the Board. The Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2010 Plan; and make all other decisions and determinations that may be required under the 2010 Plan. The full Board may at any time elect instead to administer the 2010 Plan. If it does so, it will have all the powers of the Committee under the 2010 Plan.

Eligibility.    The 2010 Plan permits the grant of incentive awards to employees, officers, non-employee directors, independent contractors, and consultants of the Company and its affiliates as selected by the Committee. As of the record date, the number of eligible participants was approximately 2,600. The number of eligible participants may increase over time based upon future growth of the Company and its affiliates.

Permissible Awards.    The 2010 Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of the Company’s common stock, which may be nonstatutory stock options or incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”);

•

stock appreciation rights (SARs), which give the holder the right to receive the difference (payable in cash or stock, as specified in the award certificate) between the fair market value per share of the Company’s common stock on the date of exercise over the base price of the award;

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

•

restricted or deferred stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property, as specified in the award certificate) in the future, based upon the attainment of stated vesting or performance criteria in the case of restricted stock units;

•

performance awards, which are awards payable in cash or stock upon the attainment of specified performance goals (any award that may be granted under the plan may be granted in the form of a performance award);

•

dividend equivalents, which entitle the holder of a full-value award to cash payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying the full-value award;

•	other stock-based awards in the discretion of the Committee, including unrestricted stock grants; and

•	cash-based awards, including performance-based annual bonus awards.

Shares Available for Awards.    Subject to adjustment as provided in the 2010 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2010 Plan is 2,000,000.

Share Counting.    The share counting provisions of the 2010 Plan provide that the following shares will be added back to the 2010 Plan share reserve and will again be available for issuance pursuant to awards granted under the 2010 Plan: (i) unissued or forfeited shares originally subject to an award that is canceled, terminates, expires, is forfeited or lapses for any reason; and (ii) shares subject to an award other than an option or SAR that are not issued for any reason, including by reason of failure to achieve maximum performance goals.

Limitations on Individual Awards.    The maximum aggregate number of shares of common stock subject to stock-based awards that may be granted under the 2010 Plan in any 12-month period to any one participant is as follows: options, 500,000; stock appreciation rights, 500,000; restricted stock or stock units, 500,000; and other stock-based awards, 500,000.

The maximum aggregate amount that may be paid with respect to cash-based awards under the 2010 Plan to any one participant in any fiscal year of the Company shall be $1,000,000.

Performance Goals.    All options and SARs granted under the 2010 Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Committee may designate any other award granted under the 2010 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate:

•	Revenue

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Net income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

•	Economic value added

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•	Market share

•	Improvements in capital structure

•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•	Business expansion or consolidation (acquisitions and divestitures)

•	Internal rate of return or increase in net present value

•	Working capital targets relating to inventory and/or accounts receivable

•	Safety standards

•	Productivity measures

•	Cost reduction measures

•	Strategic plan development and implementation

•	Loss ratio (calendar year, accident year, treaty year, policy year)

•	Expense ratio

•	Loss adjustment expense ratio

•	Gross premium written

The Committee must establish such goals within 90 days after the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal. The Committee may provide, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for specified circumstances or events that occur during a performance period, including but not limited to: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs;

(e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (f) extraordinary nonrecurring items as described in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to stockholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

Limitations on Transfer; Beneficiaries.    A participant may not assign or transfer an award other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a domestic relations order; provided, however, that the Committee may permit other transfers (other than transfers for value) where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Discretionary Acceleration.    The Committee may in its sole discretion at any time determine that all or a portion of a participant’s awards will become fully vested. The Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments.    In the event of a transaction between the Company and its stockholders that causes the per-share value of the Company’s common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2010 Plan will be adjusted proportionately, and the Committee must make such adjustments to the 2010 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock dividend, or a combination or consolidation of the outstanding common stock into a lesser number of shares, the authorization limits under the 2010 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

Termination and Amendment.    The Board or the Committee may, at any time and from time to time, terminate or amend the 2010 Plan, but if an amendment would constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board or the Committee may condition any amendment on the approval the stockholders for any other reason. No termination or amendment of the 2010 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award.

The Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant .

Certain U.S. Federal Income Tax Effects

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2010 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality.

Nonstatutory Stock Options.    There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2010 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options.    There will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionees alternative minimum taxable income.

SARs.    A participant receiving a SAR under the 2010 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock.    Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units.    A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Cash-Based Performance Awards.    A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based performance award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Tax Withholding.    The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2010 Plan.

Benefits to Named Executive Officers and Others

As of March 22, 2010, no awards have been made under the 2010 Plan. Awards will be made at the discretion of the Committee or pursuant to delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the 2010 Plan in the future.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2009 regarding compensation plans (including individual compensation arrangements) under which the Company’s equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(2)
Equity Compensation Plans Approved by Stockholders	6,230,008	(1)	$0.71	1,219,492

Equity Compensation Plans Not Approved by Stockholders	None		None	None

Total	6,230,008			1,219,492

(1)	Includes shares to be issued pursuant to the exercise or settlement of awards granted under the Prior Plan.

(2)	Includes no shares available for issuance pursuant to grants of full-value stock awards.

Recommendation:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE ASSURANCEAMERICA CORPORATION 2010 INCENTIVE PLAN

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our common stock as of March 22, 2010, by: (i) each shareholder that we believe owns more than 5% of our outstanding common stock; (ii) each of our Named Executive Officers (as defined below); (iii) each of our Directors; and (iv) all of our Directors and executive officers as a group.

The following table lists the applicable percentage of beneficial ownership based on 65,492,357 shares of common stock and no shares of convertible preferred shares outstanding on March 22, 2010. Except where noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Number of Shares Beneficially Owned		Percentage of Ownership (%)
Name of Beneficial Owner(1)	Common		Common

Guy W. Millner	30,075,192		45.9

Donald Ratajczak	434,119		*

Quill O. Healey	187,619		*

John E. Cay III	297,619		*

Kaaren J. Street	155,873	(3)	*

Sam Zamarripa	193,873	(4)	*

William R. Reed, Jr	787,331	(9)	1.2

Lawrence (Bud) Stumbaugh	5,084,347	(2)	7.8

Heritage Assurance Partners, LP	10,180,000	(5)	15.5

Joseph J. Skruck	666,300	(6)	1.0

Mark H. Hain	495,100	(7)	*

Directors & Executive Officers as a group (16 persons)	34,842,926	(8)	53.2

*	Less than 1.0%.

(1)	Except as otherwise stated, the beneficial owner’s address is RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328.

(2)	Includes 5,000 shares of our common stock held by Mr. Stumbaugh’s spouse as custodian for her son under the Georgia Transfers to Minors Act.

(3)	Includes an option to purchase 50,000 shares of our common stock exercisable within 60 days.

(4)	Includes 68,000 shares of our common stock owned by his spouse. Mr. Zamarripa disclaims ownership of such shares.

(5)	Heritage Assurance Partners, LP (“HAP”) owns such shares. Heritage Assurance Advisors, LLC (“Advisors”), the general partner of HAP, has voting and dispositive powers with respect to such shares. Jay Martin is the managing member of Advisors. Except for 2,063,077 shares, Mr. Martin disclaims beneficial ownership of such shares. HAP’s address is 140 Crescent Drive, Collierville, TN 38017.

(6)	Includes an option to purchase 654,000 shares of common stock exercisable within 60 days.

(7)	Includes options to purchase 315,100 shares of common stock exercisable within 60 days.

(8)	Includes options to purchase 2,559,900 shares of common stock exercisable within 60 days.

(9)	Mr. Reed beneficially owns these shares as a limited partner in HAP.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued by the Company to the Company’s Chief Executive Officer and next two most highly paid executive officers of the Company in 2009 who were executive officers at December 31, 2009 and whose annual compensation exceeded $100,000 (the “Named Executive Officers”). The information presented is for the years ended December 31, 2009, and 2008.

Summary Compensation Table

Annual Compensation
Name & Principal Position	Year Ended December 31,	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Guy W. Millner,	2009	249,999	—	—	10,968	260,967
Chairman and CEO	2008	250,000	—	—	11,856	261,856

Joseph J. Skruck,	2009	246,139	96,000	—	13,195	355,334
President	2008	240,000	—	88,000	27,828	355,828

Mark H. Hain,	2009	230,040	96,000	—	10,998	337,038
Executive VP, Secretary, General Counsel	2008	210,000	—	51,000	16,215	277,215

(1)	Reflects the aggregate grant date fair value of option awards determined in accordance with ASC Topic 718. The grant date fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton option-pricing model using the assumptions noted in this footnote. Expected volatilities are base on historical volatilities of the Company’s stock. The Company uses historical data to estimate expected term within the valuation model. No provision for forfeitures is applied to option awards presented in this table. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The Company does not provide for any expected dividends or discount for post-vesting restrictions in the model. Additional information about the valuation assumptions relating to the option awards may be found in Note 9 to the Company’s consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. The exercise price of all option grants in 2008 is equal to the fair market value of the common stock on the date of grant and each option has a ten-year term. The options vest as to 20% of the shares on each anniversary of the date of grant.

(2)	Amounts shown consist of certain perquisites, none of which had a value exceeding 25% of the total value of all perquisites provided.

Outstanding Equity Awards at 2009 Fiscal Year End

None of the Named Executive Officers exercised any stock options during the year ended December 31, 2009. The following table provides information regarding the exercisable and unexercisable stock options held as of December 31, 2009, by each Named Executive Officer. All option grants were issued pursuant to our existing stock option plan. The option grants will vest twenty (20%) percent on each anniversary of the date of grant.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date

Guy W. Millner	—	—	—	—	—

Joseph J. Skruck	01/03/2006	24,000	6,000	$0.88	01/03/2016

Joseph J. Skruck	12/31/2002	450,000	—	$0.25	12/31/2012

Joseph J. Skruck	04/26/2007	40,000	60,000	$0.98	04/26/2017

Joseph J. Skruck	11/07/2007	60,000	90,000	$0.63	11/07/2017

Joseph J. Skruck	10/03/2008	80,000	320,000	$0.22	10/03/2018

Mark H. Hain	11/07/2007	30,000	45,000	$0.63	11/07/2017

Mark H. Hain	01/03/2006	7,500	1,875	$0.88	01/03/2016

Mark H. Hain	07/24/2008	20,000	80,000	$0.51	07/24/2018

Mark H. Hain	08/15/2005	224,000	56,000	$0.85	08/15/2015

Mark H. Hain	04/26/2007	33,600	50,400	$0.98	04/26/2017

None of the Named Executive Officers exercised any stock options during the year ended December 31, 2009.

Certain Employment Agreements

On March 8, 2006, the Company entered into an employment agreement with Mr. Skruck. The agreement is terminable at will by either party. In the event the Company terminates Mr. Skruck’s employment without cause (as defined in the agreement) or as a result of death or disability, the Company will pay Mr. Skruck 12 months base salary and reimburse him for his COBRA premiums for up to 12 months. In addition, if such termination occurs within 12 months of a change in control of the Company, all options fully vest but must be exercised within 30 days of the date of termination. The obligations to pay post termination compensation are conditioned upon Mr. Skruck’s execution of a separation and release agreement and compliance with certain restrictive covenants set forth in the agreement.

On November 20, 2007, the Company entered into an employment agreement with Mr. Hain. The Agreement is terminable at will by either party. In the event the Company terminates Mr. Hain’s employment without cause (as defined in the agreement) or as result of death or disability, the Company will pay Mr. Hain 12 months base salary and reimburse him for his COBRA premiums for up to 12 months. In addition, if such termination occurs within 12 months of a change in control of the Company, all options fully vest but must be exercised within 30 days of the date of termination. The obligations to pay post termination compensation are conditioned upon Mr. Hain’s execution of a separation and release agreement and compliance with certain restrictive covenants set forth in the agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the past, Mr. Millner, our Chairman and Chief Executive Officer, loaned us approximately $6.2 million in exchange for promissory notes. We incurred interest on the promissory notes to Mr. Millner, of $161,130 in 2009 and $241,130 in 2008. Payments of principal of $1,000,000 were made to Mr. Millner in each of 2009 and 2008. Outstanding amounts under the promissory notes held by Mr. Millner accrue interest at an annual rate of 8%. The notes to Mr. Millner require annual principal payments of the greater of $500,000 or 25% of Net Cash Flow (defined as net income after tax, plus non cash items minus working capital) on each of two notes beginning in December 2004. The principal balance owed to Mr. Millner on December 31, 2009 was $472,462.82. The promissory notes are not secured by any of our assets.

The Company retained Leader Finder, Inc. to perform several executive searches for the Company. Leader Finder is owned by the son in law by marriage of Mr. Millner, our Chairman and Chief Executive Officer. The Company paid Leader Finder $161,356.61 for its services to the Company in 2009.

INDEPENDENT AUDITORS

The Board of Directors has ratified the appointment by our Audit Committee of Porter Keadle Moore, LLP, our independent auditors, to audit our financial statements for the fiscal year ending December 31, 2010; Porter Keadle Moore, LLP served as the Company’s independent auditors for the fiscal year ended December 31, 2009. We anticipate that representatives of Porter Keadle Moore, LLP will be present at the Annual Meeting. They will be available to make a statement, if desired, and to respond to questions.

There have been no disagreements concerning any matter of accounting principle or financial statement disclosure between us and Porter Keadle Moore, LLP.

Principal Accountant- Audit and Non-Audit Fees

Aggregate fees for professional services rendered by Porter Keadle Moore, LLP, our independent auditors, for the period indicated below are as follows:

	Fiscal Year Ended
	December 31, 2009	December 31, 2008

Audit Fees	$216,529	$188,941

Audit-Related Fees	0	0

Tax Fees	0	0

All Other Fees	$2,500	$3,350

Total	$219,029	$192,291

Audit Fees.    This category includes the aggregate fees billed for professional services rendered for the audit of our consolidated financial statements for the fiscal year ended December 31, 2009 and 2008, and for services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees.    This category includes the aggregate fees billed for assurance and related services by our independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported under “Audit Fees,” as noted above.

Tax Fees.    This category includes the aggregate fees billed for Federal and State tax preparation services by our independent auditors.

All Other Fees.    All other fees includes aggregate fees billed for services related to (i) a review of the extension of certain stock options, (ii) the interview of CFO candidates, and (iii) certain out of pocket expenses.

The Audit Committee reviews and pre-approves audit and non-audit services performed by our independent auditors, as well as the fees charged for such services. All of the fees described above were approved by the Audit Committee.

All of the audit services provided by our independent auditors were pre-approved by the Audit Committee and the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors, executive officers and persons who own beneficially more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of such securities. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

To the best of our knowledge, the Section 16(a) filing requirements applicable to our Directors, executive officers and greater than 10% shareholders were complied with during the year ended December 31, 2009.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2009.

The purpose of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee Charter describes in greater detail the full responsibilities of the committee and is available on the Company’s website at www.assuranceamerica.com under “Governance” in the Investor Relations section of the website. The Audit Committee is comprised solely of independent directors as defined by the Rule 5605(a)(2) of the Nasdaq Marketplace Rules, and Rule 10A-3(b)(1) of the Exchange Act. Mr. Healey and Dr. Ratajczak are audit committee financial experts as defined by SEC rules.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with the management of the Company and Porter Keadle Moore, LLP, the Company’s independent auditors. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; establishing accounting and financial reporting principles; establishing, maintaining and evaluating the effectiveness of disclosure controls and procedures; establishing, maintaining and evaluating the effectiveness of internal control over financial reporting. Porter Keadle Moore, LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, and to obtain reasonable assurance about whether the financial statements are free of material misstatement.

The Audit Committee has discussed with Porter Keadle Moore, LLP the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Porter Keadle Moore, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Porter Keadle Moore, LLP matters relating to its independence.

Based upon our review and the discussions with and representations from management and the independent auditors referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2009, be included in the Company’s annual report on Form 10-K for filing with the SEC.

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by the Company’s auditors, Porter Keadle Moore, LLP. Pre-approval is required for all audit services, audit related services, tax services and other services.

AUDIT COMMITTEE

Quill O. Healey, Chairman

Dr. Donald Ratajczak

Kaaren Street

GENERAL INFORMATION

Shareholder Proposals for 2011 Annual Shareholders Meeting

In order to be considered for inclusion in the proxy statement and form of proxy to be used in connection with our 2011 Annual Shareholders Meeting, shareholder proposals must be received by our Corporate Secretary at our principal offices, located at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, no later than November 29, 2010.

For business to be properly brought before the 2011 Annual Shareholders Meeting, a shareholder must give timely written notice of the matter to be presented at the meeting to our Secretary. To be considered timely, the Secretary must receive the notice at our principal offices located at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, not earlier than January 21 2011, and not later than February 20, 2011. In the event our 2010 Annual Shareholders Meeting is called for a date that is not within thirty (30) calendar days of April 21, such notice must be submitted not later than the close of business on the tenth (10th) calendar day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

Such notice must contain a written statement of the shareholder’s proposal and of the reasons therefore, the shareholder’s name and address and number of shares owned. In the case of the nomination of a Director, nominations shall be accompanied by the nominee’s written consent to being named a nominee and serving as a Director if elected and must contain the following information to the extent known by the notifying shareholder: (i) the name, age and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the nominee’s qualifications to serve as a Director; (iv) such other information relating to such nominee as required to be disclosed in solicitation of proxies for the election of Directors pursuant to the rules and regulations of the Securities and Exchange Commission; (v) the name and residence address of the notifying shareholder; and (vi) the number of shares owned by the notifying shareholder. A shareholder making any proposal shall also comply with all applicable requirements of the Exchange Act. Nominations or proposals not made in accordance with this procedure may be disregarded by the chairman of the Annual Meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposal may be disregarded.

Form 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC, is included with this Proxy Statement. Copies of exhibits and documents filed with our Annual Report or referenced in it will be furnished to shareholders of record who make a written request to us at: RiverEdge One, Suite 600, 5500 Interstate Parkway North, Atlanta, Georgia 30328, Attention: Corporate Secretary.

Solicitations of Proxies

The Company will pay the costs of soliciting proxies. This solicitation is being made by mail, but may also be made by telephone or in person by our officers and employees. The Company will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxy card will vote upon such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Guy W. Millner	/s/ Joe Skruck
Guy W. Millner	Joe Skruck
Chairman and Chief Executive Officer	President

March 29, 2010

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before the Annual Meeting. If you are a shareholder of record and you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

APPENDIX 1

ASSURANCEAMERICA CORPORATION

2010 INCENTIVE PLAN

ASSURANCEAMERICA CORPORATION

2010 INCENTIVE PLAN

ARTICLE 1	PURPOSE	1-3

1.1	General	1-3

ARTICLE 2	DEFINITIONS	1-3

2.1	Definitions	1-3

ARTICLE 3	EFFECTIVE TERM OF PLAN	1-6

3.1	Effective Date	1-6

3.2	Term of Plan	1-6

ARTICLE 4	ADMINISTRATION	1-6

4.1	Committee	1-6

4.2	Actions and Interpretations by the Committee	1-7

4.3	Authority of Committee	1-7

4.4	Delegation	1-8

4.5	Indemnification	1-8

ARTICLE 5	SHARES SUBJECT TO THE PLAN	1-8

5.1	Number of Shares	1-8

5.2	Share Counting	1-8

5.3	Stock Distributed	1-9

5.4	Limitation on Awards	1-9

ARTICLE 6	ELIGIBILITY	1-9

6.1	General	1-9

ARTICLE 7	STOCK OPTIONS	1-9

7.1	General	1-9

7.2	Incentive Stock Options	1-10

ARTICLE 8	STOCK APPRECIATION RIGHTS	1-10

8.1	Grant of Stock Appreciation Rights	1-10

ARTICLE 9	RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS	1-11

9.1	Grant of Restricted Stock, Restricted Stock Units and Deferred Stock Units	1-11

9.2	Issuance and Restrictions	1-11

9.3	Dividends on Restricted Stock	1-11

9.4	Forfeiture	1-12

9.5	Delivery of Restricted Stock	1-12

ARTICLE 10	PERFORMANCE AWARDS	1-12

10.1	Grant of Performance Awards	1-12

10.2	Performance Goals	1-12

ARTICLE 11	QUALIFIED STOCK-BASED AWARDS	1-12

11.1	Options and Stock Appreciation Rights	1-12

1-1

11.2	Other Awards	1-13

11.3	Performance Goals	1-14

11.4	Inclusions and Exclusions from Performance Criteria	1-14

11.5	Certification of Performance Goals	1-14

11.6	Award Limits	1-15

ARTICLE 12	DIVIDEND EQUIVALENTS	1-15

12.1	Grant of Dividend Equivalents	1-15

ARTICLE 13	STOCK OR OTHER STOCK-BASED AWARDS	1-15

13.1	Grant of Stock or Other Stock-Based Awards	1-15

ARTICLE 14	PROVISIONS APPLICABLE TO AWARDS	1-15

14.1	Award Certificates	1-15

14.2	Form of Payment of Awards	1-16

14.3	Limits on Transfer	1-16

14.4	Beneficiaries	1-16

14.5	Stock Trading Restrictions	1-16

14.6	Acceleration for Any Reason	1-16

14.7	Forfeiture Events	1-16

14.8	Substitute Awards	1-17

ARTICLE 15	CHANGES IN CAPITAL STRUCTURE	1-17

15.1	Mandatory Adjustments	1-17

15.2	Discretionary Adjustments	1-17

15.3	General	1-17

ARTICLE 16	AMENDMENT, MODIFICATION AND TERMINATION	1-18

16.1	Amendment, Modification and Termination	1-18

16.2	Awards Previously Granted	1-18

16.3	Compliance Amendments	1-18

ARTICLE 17	GENERAL PROVISIONS	1-18

17.1	Rights of Participants	1-18

17.2	Withholding	1-19

17.3	Special Provisions Related to Section 409A of the Code	1-19

17.4	Unfunded Status of Awards	1-20

17.5	Relationship to Other Benefits	1-20

17.6	Expenses	1-21

17.7	Titles and Headings	1-21

17.8	Gender and Number	1-21

17.9	Fractional Shares	1-21

17.10	Government and Other Regulations	1-21

17.11	Governing Law	1-21

17.12	Severability	1-21

17.13	No Limitations on Rights of Company	1-21

1-2

ASSURANCEAMERICA CORPORATION

2010 INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1. GENERAL.    The purpose of the AssuranceAmerica Corporation 2010 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of AssuranceAmerica (the “Company”), by linking the personal interests of employees, officers, directors, independent contractors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors, independent contractors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors, independent contractors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS.    When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Dividend Equivalents, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d) “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

(e) “Board” means the Board of Directors of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(g) “Committee” means the committee of the Board described in Article 4.

(h) “Company” means AssuranceAmerica Corporation, a Nevada corporation, or any successor corporation.

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(i) “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, independent contractor, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(j) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(k) “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(l) “Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(m) “Dividend Equivalent” means a right granted to a Participant under Article 12.

(n) “Effective Date” has the meaning assigned such term in Section 3.1.

(o) “Eligible Participant” means an employee, officer, independent contractor, consultant or director of the Company or any Affiliate.

(p) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q) “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on the principal such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an

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interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(r) “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(s) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be a provided to the grantee within a reasonable time after the Grant Date.

(t) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(u) “Independent Directors” means those members of the Board of Directors who qualify at any given time as (a) an “independent” director under the applicable rules of each Exchange on which the Shares are listed, (b) a “non-employee” director under Rule 16b-3 of the 1934 Act, and (c) an “outside” director under Section 162(m) of the Code.

(v) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(w) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(x) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(y) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(z) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(aa) “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(bb) “Performance Award” means any award granted under the Plan pursuant to Article 10.

(cc) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(dd) “Plan” means the AssuranceAmerica Corporation 2010 Incentive Plan, as amended from time to time.

(ee) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

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(ff) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(gg) “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(hh) “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(ii) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(jj) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 15, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 15.

(kk) “Stock” means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(ll) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(mm) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(nn) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(oo) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE.    The Plan will become effective on the date that it is adopted by the Shareholders (the “Effective Date”).

3.2. TERMINATION OF PLAN.    Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the shareholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE.    The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the

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Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE.    For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3. AUTHORITY OF COMMITTEE.    Except as provided in Section 4.1 and 4.5 hereof, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan;

(f) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

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(j) Amend the Plan or any Award Certificate as provided herein; and

(k) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

4.4. DELEGATION.    The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5. INDEMNIFICATION.    Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES.    Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 2,000,000. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 2,000,000.

5.2. SHARE COUNTING.    Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b) To the extent that the full number of Shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

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(c) Substitute Awards granted pursuant to Section 14.8 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(d) Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3. STOCK DISTRIBUTED.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON AWARDS.    Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1):

(a) Options.    The maximum aggregate number of Shares subject to Options granted under the Plan in any 12-month period to any one Participant shall be 500,000.

(b) SARs.    The maximum number of Shares subject to Stock Appreciation Rights granted under the Plan in any 12-month period to any one Participant shall be 500,000.

(c) Restricted Stock or Restricted Stock Units.    The maximum aggregate number of Shares underlying of Awards of Restricted Stock or Restricted Stock Units under the Plan in any 12-month period to any one Participant shall be 500,000.

(d) Other Stock-Based Awards.    The maximum aggregate grant with respect to Other Stock-Based Awards under the Plan in any 12-month period to any one Participant shall be 500,000 Shares.

(e) Cash-Based Awards.    The maximum aggregate amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company shall be $1,000,000.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL.    Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE.    The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.8) shall not be less than the Fair Market Value as of the Grant Date.

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(b) TIME AND CONDITIONS OF EXERCISE.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d), including a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(c) PAYMENT.    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made in, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

(d) EXERCISE TERM.    Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(e) NO DEFERRAL FEATURE.    No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(f) NO DIVIDEND EQUIVALENTS.    No Option shall provide for Dividend Equivalents.

7.2. INCENTIVE STOCK OPTIONS.    The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS.    The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT.    Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b) TIME AND CONDITIONS OF EXERCISE.    The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, including a provision that a SAR that is otherwise

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exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(c) NO DEFERRAL FEATURE.    No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(d) NO DIVIDEND EQUIVALENTS.    No SAR shall provide for Dividend Equivalents.

(e) OTHER TERMS.    All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement (e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.

ARTICLE 9

RESTRICTED STOCK, RESTRICTED STOCK UNITS

AND DEFERRED STOCK UNITS

9.1. GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS.    The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2. ISSUANCE AND RESTRICTIONS.    Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3. DIVIDENDS ON RESTRICTED STOCK.    In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof), or (iii) in the case of Restricted Stock that is not subject to performance-based vesting, will be paid or distributed to the Participant as accrued (in which case, such dividends must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to shareholders, or (B) the first calendar year in which the Participant’s right to such dividends is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, dividends accrued on Shares of Restricted Stock before they are vested shall, as provided in the Award Certificate, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant.

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9.4. FORFEITURE.    Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5. DELIVERY OF RESTRICTED STOCK.    Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10

PERFORMANCE AWARDS

10.1. GRANT OF PERFORMANCE AWARDS.    The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2. PERFORMANCE GOALS.    The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11

QUALIFIED PERFORMANCE-BASED AWARDS

11.1. OPTIONS AND STOCK APPRECIATION RIGHTS.    The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

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11.2. OTHER AWARDS.    When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

•	Revenue

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Net income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

•	Economic value added

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•	Market share

•	Improvements in capital structure

•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•	Business expansion or consolidation (acquisitions and divestitures)

•	Internal rate of return or increase in net present value

•	Working capital targets relating to inventory and/or accounts receivable

•	Safety standards

•	Productivity measures

•	Cost reduction measures

•	Strategic plan development and implementation

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•	Loss ratio (calendar year, accident year, treaty year, policy year)

•	Expense ratio

•	Loss adjustment expense ratio

•	Gross premium written

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

11.3. PERFORMANCE GOALS.    Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a change in control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

11.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA.    The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5. CERTIFICATION OF PERFORMANCE GOALS.    Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in

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any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

11.6. AWARD LIMITS.    Section 5.4 sets forth (i) the maximum number of Shares that may be granted in any one-year period to a Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company.

ARTICLE 12

DIVIDEND EQUIVALENTS

12.1. GRANT OF DIVIDEND EQUIVALENTS.    The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, or (ii) except in the case of Performance Awards, will be paid or distributed to the Participant as accrued (in which case, such Dividend Equivalents must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to shareholders, or (B) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, Dividend Equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Certificate, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1. AWARD CERTIFICATES.    Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

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14.2. FORM OF PAYMENT FOR AWARDS.    At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

14.3. LIMITS ON TRANSFER.    No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.4. BENEFICIARIES.    Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.

14.5. STOCK TRADING RESTRICTIONS.    All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.6. ACCELERATION FOR ANY REASON.    Subject to Article 11 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.6. Notwithstanding anything in the Plan, including this Section 14.8, the Committee may not accelerate the payment of any Award if such acceleration would violate Section 409A(a)(3) of the Code.]

14.7. FORFEITURE EVENTS.    The Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the

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Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

14.8. SUBSTITUTE AWARDS.    The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1. MANDATORY ADJUSTMENTS.    In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

15.2 DISCRETIONARY ADJUSTMENTS.    Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15.3 GENERAL.    Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

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ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION.    The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

16.2. AWARDS PREVIOUSLY GRANTED.    At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3. COMPLIANCE AMENDMENTS.    Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 17

GENERAL PROVISIONS

17.1. RIGHTS OF PARTICIPANTS.

(a) No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

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(b) Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, independent contractor or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, or director, independent contractor or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c) Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.

(d) No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.2. WITHHOLDING.    The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3. SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a) General.    It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b) Definitional Restrictions.    Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) would be effected, under the Plan or any Award Certificate by reason of the occurrence of a change in control, or the Participant’s Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such change in control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a change in control, Disability or separation from service, however defined. If this provision prevents the

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payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the change in control, Disability or separation from service, as applicable, as applicable.

(c) Allocation among Possible Exemptions.    If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the Committee) shall determine which Awards or portions thereof will be subject to such exemptions.

(d) Six-Month Delay in Certain Circumstances.    Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i) the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and

(ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder, provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

(e) Installment Payments.    If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

17.4. UNFUNDED STATUS OF AWARDS.    The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

17.5. RELATIONSHIP TO OTHER BENEFITS.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

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17.6. EXPENSES.    The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.7. TITLES AND HEADINGS.    The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.8. GENDER AND NUMBER.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.9. FRACTIONAL SHARES.    No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.10. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.11. GOVERNING LAW.    To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Nevada.

17.12. SEVERABILITY.    In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

17.13. NO LIMITATIONS ON RIGHTS OF COMPANY.    The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or

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assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

*********************

The foregoing is hereby acknowledged as being the AssuranceAmerica Corporation 2010 Incentive Plan as adopted by the Board on                     , 2010 and by the shareholders on                     , 2010.

ASSURANCEAMERICA CORPORATION

By:

Its:

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FORM OF PROXY	April 21, 2010 — PROXY

ASSURANCEAMERICA CORPORATION ANNUAL MEETING OF SHAREHOLDERS

This Proxy is Solicited on Behalf of our Board of Directors.

The undersigned hereby constitutes and appoints Guy W. Millner and Mark H. Hain, and each of them, the true and lawful attorneys and proxies for the undersigned, to act and vote all of the undersigned’s capital stock of AssuranceAmerica Corporation, a Nevada corporation, at the Annual Meeting of Shareholders to be held at our executive offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, at 11:15 a.m. local time on Thursday, April 21 2010, and at any and all adjournments thereof, for the purposes of considering and acting upon the matters proposed by AssuranceAmerica Corporation that are identified below. This proxy, when properly executed, will be voted in accordance with the specifications made herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” each of the nominees listed below and “FOR” the adoption of the 2010 Incentive Plan.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 21, 2010.

The Proxy Statement and the 2009 Annual Report on Form 10-K are available at http://materials.proxyvote.com/04621M.

1.	ELECTION OF DIRECTORS.

Nominees:	Guy W. Millner	Quill O. Healey	Donald Ratajczak	John E. Cay III
	Kaaren J. Street	Sam Zamarripa	William R. Reed, Jr.

Check One Box

☐ FOR each of the Nominees listed above (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all Nominees listed above

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	PROPOSAL 2 - TO ADOPT THE COMPANY’S 2010 INCENTIVE PLAN

Check One Box	☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or adjournment(s), including adjourning the Annual Meeting to permit, if necessary, further solicitation of proxies.

Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournments thereof, and after notification to our Secretary at the Annual Meeting of the shareholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying our Secretary of his or her decision to terminate this proxy.

The undersigned acknowledges receipt from us prior to the execution of this proxy of a Notice of the Annual Meeting and a Proxy Statement.

Dated: April , 2010

Signature of Shareholder

Print Name of Shareholder

Signature of Shareholder

Print Name of Shareholder

NOTE: Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.